EXHIBIT 23.2





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated September 10, 1999, relating to the financial statements of Ebbisham Limited, which appears in Emisphere Technologies, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2000.


                                        /s/ PricewaterhouseCoopers LLP
                                        ------------------------------



New York, New York
January 24, 2001